UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 20, 2011

SUPERMEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

As previously disclosed, on March 31, 2009 (the “Petition Date”), SuperMedia Inc., formerly known as Idearc Inc., (collectively, the “Company”) and all of its domestic subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”) seeking reorganization relief under the provisions of Chapter 11 of Title 11 of the United States Code.  These Chapter 11 cases were jointly administered under the caption In re: Idearc Inc. et al, Case No. 09-31828.  On September 8, 2009, the Company filed its First Amended Joint Plan of Reorganization (the “Amended Plan”) with the Bankruptcy Court, which was later modified on November 19, 2009, and on December 22, 2009, the Bankruptcy Court entered an order approving and confirming the Amended Plan. The Amended Plan was filed as Exhibit 99.1 to the Company’s current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 24, 2009 and is incorporated by reference herein. On December 31, 2009 (the “Effective Date”), the Debtors consummated the reorganization and emerged from the Chapter 11 bankruptcy proceedings.

On April 20, 2011, the Debtors filed their unaudited consolidated Post-Confirmation Quarterly Operating Report for the quarter ending March 31, 2011 (the “Quarterly Report”) with the Office of the United States Trustee for the Northern District of Texas, Dallas Division (the “UST”). The Quarterly Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the quarterly reporting requirements of the UST. Furthermore, the Quarterly Report contains information that has not been audited or reviewed by independent accountants, has not been presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may be subject to future reconciliation and adjustments. Without limiting the foregoing, the financial information in the Quarterly Report is unaudited and does not purport to show the financial statements of the Company in accordance with GAAP, and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, impairments and disclosure items. The Company cautions readers not to place undue reliance upon the Quarterly Report. There can be no assurance that the information in the Quarterly Report is complete and may be subject to revision. The Quarterly Report is in a format required by the UST and, therefore, might not be appropriate for use for investment purposes. The information in the Quarterly Report should not be viewed as indicative of future results.

The information furnished in this report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibit 99.1, is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company disclaims any current intention to revise or update the information furnished in this report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibit 99.1, although the Company may do so from time to time as its management believes is warranted.

The information furnished on Exhibit 99.1 is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.

The information presented herein under Item 7.01, including the Quarterly Report on Exhibit 99.1, shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1

Post-Confirmation Quarterly Operating Report for the period ended March 31, 2011 includes (i) Responsible Party and Preparer Signatures and (ii) Quarterly Operating Report for each of the following legal entities:

SuperMedia Inc.
SuperMedia Information Services LLC(1)
SuperMedia LLC
License Application Corporation(2)
Second License Application Corporation(3)
SuperMedia Sales — East Co.(4)
SuperMedia Sales — East LLC(5)
SuperMedia Services — West Inc.(6)
SuperMedia Services — East Inc.(7)
SuperMedia Sales — West Inc.(8)

(1)	Merged into SuperMedia LLC, effective November 1, 2010.
(2)	Merged into SuperMedia LLC, effective November 1, 2010.
(3)	Merged into License Application Corporation, effective November 1, 2010.
(4)	All assets and liabilities of the partnership were contributed to SuperMedia Sales — East LLC and the partnership was dissolved, effective January 1, 2011.
(5)	Merged into SuperMedia Sales — West Inc., effective January 1, 2011.
(6)	Corporate name was changed to SuperMedia Services Inc., effective January 1, 2011.
(7)	Merged into SuperMedia Services — West Inc., effective January 1, 2011.
(8)	Corporate name was changed to SuperMedia Sales Inc., effective January 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERMEDIA INC.

	By:	/s/ Cody Wilbanks
		Name:	Cody Wilbanks
		Title:	Executive Vice President —
General Counsel and Secretary

Date: April 20, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1

Post-Confirmation Quarterly Operating Report for the period ended March 31, 2011 includes (i) Responsible Party and Preparer Signatures and (ii) Quarterly Operating Report for each of the following legal entities:

SuperMedia Inc.
SuperMedia Information Services LLC(1)
SuperMedia LLC
License Application Corporation(2)
Second License Application Corporation(3)
SuperMedia Sales — East Co.(4)
SuperMedia Sales — East LLC(5)
SuperMedia Services — West Inc.(6)
SuperMedia Services — East Inc.(7)
SuperMedia Sales — West Inc.(8)

(1)	Merged into SuperMedia LLC, effective November 1, 2010.
(2)	Merged into SuperMedia LLC, effective November 1, 2010.
(3)	Merged into License Application Corporation, effective November 1, 2010.
(4)	All assets and liabilities of the partnership were contributed to SuperMedia Sales — East LLC and the partnership was dissolved, effective January 1, 2011.
(5)	Merged into SuperMedia Sales — West Inc., effective January 1, 2011.
(6)	Corporate name was changed to SuperMedia Services Inc., effective January 1, 2011.
(7)	Merged into SuperMedia Services — West Inc., effective January 1, 2011.
(8)	Corporate name was changed to SuperMedia Sales Inc., effective January 1, 2011.